Exhibit 10.2

AMENDMENT TO THE CONTRIBUTION AND EXCHANGE AGREEMENT, dated as of February 7, 2005 among The Promenade Trust, a grantor trust created under the laws of Tennessee (“Seller”), Sports Entertainment Enterprises, Inc., a Colorado corporation (“Publico”) and RFX Acquisition LLC, a Delaware limited liability company (“Purchasing LLC,” and together with Publico, “Purchasers”), (each a “Party,” and collectively, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Parties hereto entered into that certain Contribution and Exchange Agreement, dated as of December 15, 2004 (the “Contribution Agreement”); and

WHEREAS, pursuant to Section 10.2 of the Contribution Agreement, the Parties now desire to amend the Contribution Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the Parties agree as follows:

1.                                       Amendment to Schedules.  Schedule 4.20 to the Contribution Agreement is hereby amended and replaced in its entirety by Schedule 4.20 attached hereto as Exhibit 1.

2.                                       Amendment to Schedule A.  Schedule A to the Contribution Agreement is hereby amended and replaced in its entirety by the Schedule A attached hereto as Exhibit 2.

3.                                       Interpretation of Section 4.23.  In connection with the transactions contemplated by the Contribution Agreement, Section 4.23 is agreed and deemed to be interpreted to also apply to the common stock delivered to Seller pursuant thereto.

4.                                       Use of Capitalized Terms.  Unless specifically set forth in this Amendment, capitalized terms used shall have the meaning ascribed to them in the Contribution Agreement.

5.                                       Terms of the Contribution Agreement Control.  Except as otherwise expressly set forth herein, nothing contained in this Amendment shall be deemed to limit, amend, modify or waive any of the rights, terms or obligations under the Contribution Agreement.  With respect to the interpretation of and any disputes under this Amendment the relevant provisions of Article X to the Contribution Agreement shall apply.

IN WITNESS WHEREOF, the Parties have executed or caused this Agreement to be executed as of the date first written above.

RFX ACQUISITION LLC

By:	/s/ Thomas P. Benson
Name: Thomas P. Benson
Title: Chief Financial Officer

SPORTS ENTERTAINMENT ENTERPRISES, INC.

By:	/s/ Thomas P. Benson
Name: Thomas P. Benson
Title: Executive Vice President, Chief Financial Officer and Treasurer

THE PROMENADE TRUST

By:	/s/ Gary Hovey
Name:	Gary Hovey
Title:	Co-Trustee

By:	/s/ Barry Siegel
Name:	Barry Siegel
Title:	Co-Trustee